UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 14, 2012, NRG Energy, Inc. (“NRG” or the “Company”) completed the previously announced merger contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 20, 2012, by and among NRG, GenOn Energy, Inc. (“GenOn”) and Plus Merger Corporation, a wholly-owned subsidiary of NRG (“Merger Sub”).  Pursuant to the Merger Agreement, Merger Sub merged with and into GenOn (the “Merger”), with GenOn continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of NRG.  As a result of the Merger, each outstanding share of common stock of GenOn (other than any shares owned directly or indirectly by NRG, GenOn, Merger Sub or any of their respective subsidiaries, which were cancelled upon completion of the Merger), was converted into the right to receive 0.1216 shares of NRG common stock (the “Exchange Ratio”), except that cash will be paid in lieu of fractional shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2012, effective as of the effective time of the Charter Amendment (as defined below), as approved by resolutions of our board of directors (the “Board” or our “Board”) and pursuant to the terms of the Merger Agreement, the number of directors on our Board was increased from 12 to 16, and the following former members of the GenOn board of directors were appointed to our Board:

E. Spencer Abraham, a Class III director

Terry G. Dallas, a Class II director

Edward R. Muller, a Class II director

Evan J. Silverstein, a Class I director

Mr. Muller will serve as the Vice Chairman of our Board until at least the 2014 annual meeting of stockholders. Our directors prior to the effectiveness of the Merger are continuing as directors of the Company.

The new directors will receive compensation consistent with that received by NRG’s other non-employee directors as disclosed in NRG’s definitive proxy statement, filed with the Securities and Exchange Commission on March 12, 2012, in connection with our 2012 annual meeting of stockholders.

In connection with the expansion of the Board, the Board has effected certain changes to the composition of various Board committees.  The composition of each of the Board’s standing committees is as follows:

Audit Committee	William E. Hantke (Chair) Terry G. Dallas Anne C. Schaumburg

Compensation Committee	John F. Chlebowski (Chair) E. Spencer Abraham Walter R. Young

Governance and Nominating Committee	Kirbyjon Caldwell (Chair) Thomas H. Weidemeyer Walter R. Young

Finance Committee	Lawrence S. Coben (Chair) Gerald Luterman Kathleen A. McGinty Thomas H. Weidemeyer

Commercial Operations Oversight Committee	Paul W. Hobby (Chair) Anne C. Schaumburg Evan J. Silverstein (Co-Chair)

Nuclear Oversight Subcommittee	Kathleen A. McGinty (Chair) E. Spencer Abraham Paul W. Hobby

Nuclear Oversight Committee	All directors (Howard E. Cosgrove - Chair)

Item 5.03 Amendments to Articles of Incorporation and Bylaws

Upon effectiveness of the Merger, pursuant to the terms of the Merger Agreement and as approved by our stockholders at a special meeting held on November 9, 2012, the Company amended its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to fix the maximum number of directors that may serve on our Board at 16.

In addition, the Company amended and restated its Amended and Restated Bylaws (the “Amended Bylaws”) to effect the corporate governance arrangements contemplated by the Merger Agreement, including the following:

(i)            the Amended Bylaws provide that the Board will have 16 directors upon the effectiveness of the Merger, consisting of all 12 individuals who were serving as directors of NRG prior to the Merger, including Mr. Howard Cosgrove, the Chairman of the Board, and Mr. David Crane, the President and Chief Executive Officer of the Company, and (y) four individuals who were serving as directors of GenOn immediately prior to the Merger (the “New Directors”), including Mr. Muller, who was the Chairman, President and Chief Executive Officer of GenOn immediately prior to the Merger;

(ii)           the Amended Bylaws provide that one of the New Directors will be designated as a Class I director with a term expiring at the Company’s 2013 annual meeting of stockholders, two of the New Directors will be designated as Class II directors with a term expiring at the Company’s 2014 annual meeting of stockholders, and the fourth New Director will be designated as a Class III Director with a term expiring at the Company’s 2015 annual meeting of stockholders;

(iii)          the Amended Bylaws provide that Mr. Muller will become Vice Chairman of the Board and, subject to the fiduciary duties of the Board, will hold such position until at least the Company’s 2014 annual meeting of stockholders; the Amended Bylaws also set forth certain powers and responsibilities of the Vice Chairman, including his role in connection with stockholders’ meetings and board meetings;

(iv)          the Amended Bylaws provide that (x) from the consummation of the Merger until the Company’s 2013 annual meeting of stockholders, one of the New Directors will serve as the co-chairman of one of the standing committees of the Board, and (y) from the Company’s 2013 annual meeting of stockholders until the Company’s 2014 annual meeting of stockholders, subject to the Board’s fiduciary duties, such New Director will serve as the chairman of such Board committee;

(v)           the Amended Bylaws provide that prior to the conclusion of the Company’s 2014 annual meeting of stockholders, in addition to any other vote required by the Amended Bylaws, the affirmative vote of at least 90% of the total number of directors then in office is required to amend the bylaw provisions concerning the governance arrangements contemplated by the Merger Agreement, including the arrangements described in paragraphs (i) through (iv) above.

The foregoing description of the Charter Amendment and the Amended Bylaws does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation and

the Company’s Second Amended and Restated Bylaws, respectively, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On December 14, 2012, the Company and GenOn issued a joint press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

NRG intends to file the financial statements of GenOn required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

NRG intends to file the pro forma financial information required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report Form 8-K is required to be filed.

(d)           Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to NRG Energy, Inc.’s Amended and Restated Certificate of Incorporation, dated December 14, 2012

3.2	NRG Energy, Inc.’s Second Amended and Restated Bylaws, effective as of December 14, 2012

99.1	Joint Press Release, dated December 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.

	By:	/s/ David R. Hill
Date: December 14, 2012		Name:	David R. Hill
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to NRG Energy, Inc.’s Amended and Restated Certificate of Incorporation, dated December 14, 2012

3.2	NRG Energy, Inc.’s Second Amended and Restated Bylaws, effective as of December 14, 2012

99.1	Joint Press Release, dated December 14, 2012